EXHIBIT 10.4

This instrument was prepared with the assistance

of an attorney licensed in the State of California,

and after recording should be returned to:

Fabyanske, Westra, Hart & Thomson, P.A.

333 South Seventh Street, Suite 2600

Minneapolis, Minnesota 55402

Attn:  Frederick H. Ladner, Esq.

THIS SPACE ABOVE FOR RECORDER’S USE

ASSIGNMENT OF LEASES AND RENTS

THIS ASSIGNMENT is made as of the sixth day of November, 2020, by PDEX FRANKLIN LLC, a California limited liability company (hereinafter called the “Borrower”), in favor of MINNESOTA BANK & TRUST, a Minnesota state banking corporation (“Lender”).

WITNESSETH:

WHEREAS, the Borrower and the Lender have entered into a Loan Agreement dated of even date herewith (hereinafter, together with all amendments and modifications thereof, called the “Loan Agreement”), pursuant to which the Lender has agreed to make a loan available to the Borrower of up to Five Million Two Hundred Seven Thousand Four Hundred Seventy Two and No/100ths Dollars ($5,207,472.00) to finance a portion of the costs of acquiring certain real property legally described on Exhibit A attached hereto. Unless the context otherwise indicates, all capitalized terms not otherwise defined herein shall have the meaning given such terms in the Loan Agreement;

WHEREAS, in accordance with the Loan Agreement, the Borrower has executed and delivered its Promissory Note to the Lender, dated of even date herewith, in the original principal amount of Five Million Two Hundred Seven Thousand Four Hundred Seventy Two and No/100ths Dollars ($5,207,472.00) (hereinafter, together with all extensions, renewals, modifications, substitutions and replacements thereof and therefor, the “Note”);

WHEREAS, to secure payment and performance of the obligations of the Borrower under the Loan Agreement and the Note, the Borrower has executed and delivered to Heritage Escrow Company, as trustee for the benefit of Lender, a Deed of Trust With Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith (hereinafter called the “Deed of Trust”), covering, inter alia, real estate situated in the County of Orange, State of California, legally described on Exhibit A attached hereto and hereby made a part hereof, and the buildings and improvements and certain furniture, fixtures, furnishings, equipment, machinery and personal property owned by the Borrower now or hereafter located thereon (hereinafter collectively called the “Trust Property”); and

WHEREAS, the Lender, as a condition to making the loan evidenced by the Note and the Loan Agreement, has required the execution of this Assignment.

NOW, THEREFORE, In consideration of the premises, and in further consideration of the sum of One Dollar ($1.00) paid by the Lender to the Borrower, the receipt and sufficiency of which are hereby acknowledged, the Borrower does hereby grant, transfer, set over, assign and deliver to the Lender all of the Borrower's right, title and interest in, to and under all leases, ground leases, subleases, licenses, concessions, tenancies, management agreements, operating agreements and any other agreements creating the right of possession or the right of use without a transfer of title, whether written or oral, now or hereafter existing, and covering all or any part of the Trust Property, together with any and all security deposits made thereunder, all extensions, amendments, modifications, renewals and replacements of any thereof, and any guaranties of the lessee's, ground lessee’s, sublessee's, licensee's, concessionaire's, tenant's, user's, manager's or operator's (hereinafter collectively called “Lessees”) obligations under any thereof, each of said leases, ground leases, subleases, licenses, concessions, tenancies and agreements now existing and hereafter executed or entered, together with all such deposits, extensions, amendments, modifications, renewals, replacements and guaranties, being hereinafter collectively referred to as the “Leases”. In addition to the foregoing, the Borrower does further hereby grant, transfer, set over and assign to the Lender, and does hereby relinquish to the Lender all of the Borrower's right to collect and enjoy, all of the rents, income, revenues, royalties, issues and profits, including, without limitation, all amounts payable to the Borrower on account of maintenance, repairs, taxes, insurance and common area or other charges by any other party to any Lease, and all amounts paid in compromise or for cancellation of any Lease by any party thereto other than the Borrower, now or hereafter accruing or owing under or from Leases or otherwise from the Trust Property or any part thereof, whether accruing before or after foreclosure of the Deed of Trust or during any period of redemption therefrom (hereinafter collectively called “Rentals”). All of said Leases and Rentals are being hereby granted, transferred, set over and assigned for the purpose of securing:

(1)

Payment of all indebtedness of Borrower evidenced by the Note and the Loan Agreement (including any amendments, extensions, renewals or replacements thereof), of all other sums secured by the Deed of Trust and of all sums payable by the Borrower hereunder;

(2)

Performance and discharge of each and every obligation, covenant and agreement of the Borrower contained herein, in the Note, in the Deed of Trust, in the Loan Agreement and in any other instrument which secures or is executed in connection with the Note, other than (i) that certain Unsecured Environmental and ADA Indemnification Agreement of even date herewith executed by Borrower and Guarantor in favor of Lender (the “Indemnity”), (ii) any third party guaranty of the Loan or Borrower’s obligations under the Loan Documents, or (iii) the obligations of Borrower or any Guarantor under any Other Security Instrument (as hereinafter defined) that specifically states that it is unsecured (subparagraphs (i)-(iii) are, collectively, the “Excluded Documents”); and

(3)

Performance of all obligations of Borrower under any Interest Rate Protection Agreement, as such term is defined in the Loan Agreement, entered into by Borrower and Lender with respect to the interest rate payable on the Loan, and all obligations of Borrower to pay or indemnify Lender for any and all losses, liabilities, obligations, damages, charges, costs and expenses which may be incurred, suffered, or paid by Lender by reason or on account of, or in connection with any early termination by Borrower of any such agreement; Borrower’s obligations under this paragraph shall survive the repayment, or any other satisfaction, of the Note; the amount of any such indebtedness described in this paragraph is undetermined on the date hereof.

Notwithstanding anything to the contrary herein, this Assignment shall not secure Borrower’s or any Guarantor’s obligations under any Excluded Documents.

A.

To protect this Assignment, the Borrower agrees as follows:

1.

The Borrower agrees to promptly, faithfully and diligently observe, perform and discharge in all material respects each and every term, condition, obligation, covenant and agreement which the Borrower is now, or hereafter becomes, liable to observe, perform or discharge under the Note, the Deed of Trust and the Leases; to give prompt written notice to the Lender of any notice of default under any Lease on the part of the Borrower received from a Lessee thereunder, or on the part of any Lessee given by the Borrower thereunder, together with an accurate, complete copy of any such notice; and, at the sole cost and expense of the Borrower, if Borrower so elects in the exercise of its commercially reasonable judgment, to enforce or secure the performance of each and every material obligation, covenant, condition and agreement to be performed by the Lessees under the Leases.

2.

The Borrower shall, at the Borrower's sole cost and expense, appear in and defend any dispute, action or proceeding arising under, growing out of or in any manner connected with or affecting any of the Leases or the obligations, duties or liabilities of the Borrower or any Lessee thereunder, and indemnify the Lender against, and hold Lender harmless from and to pay all reasonable and documented out-of-pocket costs and expenses of Lender, including attorneys' fees (prior to trial, at trial, and on appeal), in connection with any such dispute, action or proceeding in which the Lender may appear or with respect to which it may otherwise incur costs or expenses, whether or not the Lender prevails therein.

3.

Upon the occurrence and continuation of an Event of Default hereunder or under the Note, under the Deed of Trust, under the Loan Agreement, or under any other instrument which secures or is executed in connection with the Note (each such instrument, other than the Indemnity, hereinafter called “Other Security Instrument”) the Lender may, but without obligation to do so, upon prior notice to the Borrower, and without releasing the Borrower from any obligation hereof, make or do the same in such manner and to such extent as the Lender may deem necessary or desirable to protect the enforceability of this Assignment, including specifically, without limiting its general powers, appearing in and defending any action or proceeding purporting to affect the enforceability of this Assignment or the rights or powers of the Lender, and observing, performing and discharging all or any of the obligations, covenants and agreements of the Borrower in the Leases contained. In exercising any such powers, the Lender may pay its costs and expenses, employ counsel and incur and pay attorneys' fees (prior to trial, at trial and on appeal). The Borrower hereby grants to the Lender an irrevocable power of attorney, coupled with an interest, to perform all of the acts and things provided for in this section and in Section C.2 hereof as the Borrower's agent and in the Borrower's name.

4.

The Borrower agrees to reimburse the Lender, upon demand, for all reasonable and documented out-of-pocket sums expended by the Lender under the authority hereof, together with interest thereon at the Default Rate specified in the Note from the date Lender delivers its written demand for payment to Borrower and the same shall be added to the indebtedness evidenced by the Note and shall be secured hereby and by the Deed of Trust.

5.

Until the indebtedness secured hereby shall have been paid in full, the Borrower covenants and agrees, other than as permitted by the Loan Agreement, not to enter into any Lease without the prior written approval thereof by the Lender, if the Lender’s approval is required under the Loan Agreement, to provide the Lender with executed copies of all Leases, to assign to the Lender, upon request, any and all subsequent Leases upon all or any part of the Trust Property upon the same or substantially the same terms and conditions as are herein contained, and to make, execute and deliver to the Lender, upon demand, any and all instruments that may be necessary or desirable therefor or otherwise effectuate the terms of this Assignment. The terms and conditions of this Assignment shall, however, apply to any such subsequent Leases, whether or not such instruments are executed or delivered by the Borrower.

6.

Except as permitted in the Loan Agreement, the Borrower agrees not to modify, amend, extend, waive or in any manner alter the terms of any Lease or reduce the Rental payable thereunder; not to in any manner release or discharge any Lessee of or from any obligation, covenant, condition or agreement by said Lessee to be performed under a Lease, including the obligation to pay the Rental called for thereunder in the manner and at the places and times specified therein; not to grant any concession to a Lessee; not to cancel or terminate the term of any Lease or accept a surrender thereof; not to consent to any assignment or sublease by any Lessee of its rights under any Lease; and not to enter into any new Lease. The Borrower does by these presents expressly release, relinquish and surrender unto the Lender all of the Borrower's right, power and authority to modify, amend, extend, waive or in any manner alter the terms and provisions of the Leases, to reduce Rentals, to waive, excuse or condone a default by a Lessee, to release or discharge any Lessee, to grant concessions to any Lessee, to cancel or terminate the term of a Lease or to accept a surrender thereof, to consent to an assignment or a sublease by a Lessee, and to enter into any new Lease. Any attempt on the part of the Borrower to exercise any such right, power or authority, without the prior written consent of the Lender, shall be a nullity and shall be a default hereunder.

7.

Each Lease shall remain in full force and effect despite any merger of the interest of the Borrower and any Lessee thereunder; the Borrower shall not transfer fee title to the Trust Property to any Lessee, without the prior written consent of the Lender; and no such transfer shall relieve the Borrower of any liability to the Lender, unless the Lender specifically agrees otherwise in writing.

8.

The Borrower shall use its best efforts to obtain and deliver to the Lender, promptly upon request by the Lender a duly executed estoppel certificate from any Lessee, on the Lender's form.

9.

The Borrower shall deliver to the Lender, promptly upon request by the Lender after the occurrence of an Event of Default with respect to which Lender has commenced the exercise of remedies, all security deposits held by the Borrower pursuant to the terms of the Leases, which the Lender shall hold and disburse in accordance with the terms of the Leases and applicable law.

B.

The Borrower hereby covenants and represents and warrants to the Lender that:

1.

The Borrower has good right and lawful authority to grant, transfer, set over and assign, and, other than the Deed of Trust and the Permitted Encumbrances, has not executed any prior assignment or alienation of its rights, title and interest in, to and under the Leases and to and in the Rentals, or otherwise encumbered the same.

2.

The Borrower has not performed or committed any act or executed any instrument, and is not bound by any law, statute, regulation, order, mortgage, deed of trust, indenture, contract or agreement, which might prevent the Lender from operating under any of the terms and conditions hereof, or which would limit the Lender in such operation.

3.

No Rental has been or will be paid by any Lessee, nor has been or will be collected or accepted by the Borrower, for more than one (1) month in advance, and the payment of none of the Rentals to accrue for any portion of the Trust Property has been or will be in any other manner anticipated, waived, released, excused, reduced, discounted, or otherwise discharged, altered or compromised by the Borrower. Upon the request of the Lender, the Borrower shall waive or subordinate any right of setoff against any person in possession of any portion of the Trust Property so that the Lender may realize upon the full amount of rent or revenue from such person without reduction from such setoff. The Borrower has not incurred and shall not incur any indebtedness to any Lessee other than customary covenants of a landlord to a tenant under any lease, to the extent the same would constitute indebtedness.

4.

The Borrower has not executed or agreed to, shall not execute or agree to, and shall not permit to occur by operation of law any other assignment, alienation, pledge, encumbrance or transfer of any of its right, title or interest in, to or under the Leases or Rentals, effective on or after the date hereof, except as provided for in the Deed of Trust and this Assignment and except for the Permitted Encumbrances.

5.

The Leases which have been executed on or before the date hereof are in full force and effect; except as disclosed in writing to Lender, the Leases have not been amended or modified; the Borrower has granted no concession and no waiver, release, reduction, postponement or alteration of rental to the Lessees under said Leases; and there is no default beyond applicable cure periods now existing under the Leases with respect to which Borrower has provided written notice to the Lessee.

6.

The Borrower shall not permit any of the Leases to become subordinate to any lien other than the liens hereof and of the Deed of Trust and the Permitted Encumbrances.

C.

It is mutually agreed that:

1.

This is a present, absolute, effective, irrevocable and completed assignment by the Borrower to the Lender of the Leases and Rentals and of the right to collect and apply the same, which is not contingent upon the Lender being in possession of the Trust Property. However, so long as there exists no Event of Default hereunder or under the Note, under the Deed of Trust, under the Loan Agreement, or under Other Security Instrument, the Borrower shall have the right to collect, but not more than (1) month in advance, all Rentals from the Trust Property.

2.

Upon and at any time during the continuation of an Event of Default hereunder, under the Note, under the Deed of Trust, under the Loan Agreement or under any Other Security Instrument, Borrower's right to collect the Rentals as set forth above shall terminate and the Lender may, at its option, but without obligation to do so, without notice to or consent of the Borrower, either in person or by agent, without regard for the adequacy of the security for the indebtedness secured hereby, the commission of waste or the solvency of the Borrower, with or without bringing any action or proceeding, or by a receiver or trustee to be appointed by a court, enter upon, take possession of, maintain, manage and operate the Trust Property, make, execute, enforce, modify, alter, cancel and accept the surrender of Leases (whether or not the same extend beyond the term of the Deed of Trust), obtain or evict tenants, fix or modify Rentals, refund and collect security deposits, and do any acts which the Lender deems proper to protect the security hereof, and either with or without taking possession of the Trust Property, in its own name or in the name of the Borrower, sue for or otherwise demand, collect, receive, and give receipts for all Rentals, and apply the same upon the costs of collection thereof, including the fees and costs of agents and attorneys employed by the Lender; upon the costs of managing, operating and leasing the Trust Property, including taxes, insurance, maintenance, repairs, improvements, the fees of professional managing agents, architects, engineers, and appraisers, license and permit fees, leasing fees and commissions, and the Lender's out-of-pocket expenses, and upon any indebtedness secured hereby, in such order as the Lender may determine, subject to applicable statutory requirements, if any, and to the requirements of Article II of the Deed of Trust.

The Lender or such a receiver shall be entitled to remain in possession of the Trust Property and to collect the Rentals throughout any statutory period of redemption from a foreclosure sale to the extent permitted by applicable law. The entering upon and taking possession of the Trust Property, the collection of such Rentals and the application thereof as aforesaid shall not cure or waive any Event of Default or waive, modify or affect any notice of default under the Note, under the Deed of Trust, under the Loan Agreement or under any Other Security Instrument, or invalidate any act done pursuant to such Event of Default or notice of default. The Lender may, without entering into possession or pursuing any other remedy as provided in this section or at law or in equity, or in conjunction with such possession or pursuit of other remedy, give notice to any or all Lessees authorizing and directing said Lessees to pay Rentals directly to the Lender. If a Lessee receives such a notice, the Borrower hereby directs such Lessee to make payment pursuant thereto, and it shall be conclusively presumed,  as between the Borrower and such Lessee, that the Lessee is obligated and entitled to make such payment to the Lender, and that such payment constitutes payment of Rentals under the Lease in question. Such notice may be given either in the Lender's or in the Borrower's name. The Borrower shall in every way facilitate the payment of Rentals to the Lender, when the Lender has the right to receive the same hereunder. The Lender shall be accountable only for Rentals actually collected hereunder and not for the rental value of the Trust Property. The Lender shall not be liable for any security deposit made by any Lessee unless and until the Lender comes into actual, physical possession and control thereof. Failure of the Lender to collect, or discontinuance by the Lender from collecting, at any time, and from time to time, any Rentals, shall not in any manner affect the rights of the Lender to thereafter collect the same.

The right of Lender to collect and receive the Rentals from, or possession of, the Trust Property, or to exercise any of the rights or powers granted herein to Lender shall, to the extent not prohibited by law, also extend to the period from and after the filing of any suit to foreclose the lien of the Deed of Trust including any period allowed by law for the redemption of the Trust Property after any foreclosure sale.

3.

The Lender shall have the right, under this Assignment, to take possession of and use, without rental or charge, any fixtures, equipment, furniture, appliances, personal property, books of account and records of the Borrower or its agents located in or constituting a part of the Trust Property in connection with the Lender's occupancy, management and operation of the Trust Property. The Lender shall be deemed to be the creditor of any Lessee in respect of any assignment for the benefit of creditors and any bankruptcy, arrangement, reorganization, insolvency, dissolution, receivership or other debtor-relief proceeding affecting such Lessee; provided, however, so long as there exists no Event of Default under the Note, under the Deed of Trust, under the Loan Agreement or under any Other Security Instrument, the Borrower shall have a right to appear and pursue claims against any such Lessee in any such proceeding and provided further that Borrower shall have no right to require that the Lender file timely claims in such proceedings or to otherwise pursue any creditor's rights therein.

4.

The Lender shall not be deemed to be a partner of, or a joint venturer with, the Borrower with respect to the Trust Property or to be a participant of any kind in the management or operation of the Trust Property. Until the conveyance to the Lender of title to the Trust Property, the Lender shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any Lease, or with respect to the Trust Property or the inspection, maintenance or repair thereof, under or by reason of this Assignment, and, except if caused solely by the gross negligence or misconduct of the Lender, the Borrower shall and does hereby agree to defend and indemnify the Lender against, and to hold it harmless from, any and all liability, loss or damage which the Lender may or might incur under the Leases, by reason of any death, personal injury or property damage occurring on or about the Trust Property, or otherwise under or by reason of this Assignment and against and from any and all claims and demand whatsoever which may be asserted against the Lender by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained in any Lease, or by reason of any such death, personal injury or property damage. Should the Lender incur any such liability, loss or damage under any Lease, by reason of any such death, personal injury or property damage, or under or by reason of this Assignment, or as a result of or in defending against any such claims or demands, the amount thereof, including all reasonable and documented out-of-pocket costs, expenses and attorneys' fees (including such costs, expenses and fees prior to trial, at trial and on appeal), together with interest thereon at the Default Rate specified in the Note from the date Lender delivers its written demand for payment to Borrower, shall be secured hereby and by the Deed of Trust, and the Borrower shall reimburse the Lender therefor immediately upon demand. Neither this Assignment, nor the exercise by the Lender of its rights hereunder, shall be deemed to constitute the Lender a mortgagee in possession of the Trust Property, unless the Lender elects in writing to be so constituted.

5.

If any Event of Default shall occur under the Note, under the Deed of Trust, under the Loan Agreement or under any Other Security Instrument or hereunder (unless the contracts have been reinstated in accordance with applicable law), then the Lender may, at its option, declare all sums secured hereby immediately due and payable, and, in addition to making available to the Lender any remedies for default herein set forth, such Event of Default or breach of representation or warranty shall, at the Lender's sole option, constitute and be deemed to be an event of default under the Deed of Trust, entitling the Lender to every and all rights and remedies therein contained, in addition to those rights and remedies herein set forth, without regard to the adequacy of security for the indebtedness secured hereby, the commission of waste or the insolvency of the Borrower.

6.

Upon the payment in full of all indebtedness secured hereby and the discharge in full of all other obligations secured hereby, as evidenced by the recording or filing of any instrument of satisfaction or full release of the Deed of Trust, unless there shall have been recorded another deed of trust in favor of the Lender covering all or any portion of the Trust Property, this Assignment shall become and be void and of no further effect.

7.

All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable law, and they are intended to be limited to the extent necessary so that they will not render this Assignment invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. If any term of this Assignment shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the other terms hereof shall be in no way affected thereby. The Lender shall be entitled to all rights and remedies available hereunder, under the Note, under the Deed of Trust, under the Loan Agreement or under any Other Security Instrument, at law, in equity or under statute now and/or at the time of exercise thereof, even though such rights and remedies were not available on the date first above written, and all such rights and remedies may be exercised at any time and from time to time concurrently, separately, successively and in any order of preference, at the Lender's sole discretion.

8.

LENDER SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY BORROWER RESULTING FROM LENDER'S FAILURE TO LET THE TRUST PROPERTY, OR ANY PART THEREOF, OR FROM ANY OTHER ACT OR OMISSION OF LENDER UNDER OR RELATING TO THE LEASES (REGARDLESS OF WHETHER SUCH LOSS IS THE RESULT OF LENDER'S NEGLIGENCE) UNLESS SUCH LOSS IS CAUSED BY THE GROSS NEGLIGENCE, FRAUD, ILLEGAL ACTS OR WILLFUL MISCONDUCT OF LENDER, NOR SHALL LENDER BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION, DUTY OR LIABILITY UNDER THE LEASES BY REASON OF THIS INSTRUMENT OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER. Lender shall not be liable for its failure to collect, or its failure to exercise diligence in the collection of, Rents under the Leases, but shall be accountable only for Rents that Lender actually receives. Borrower will indemnify and hold harmless Lender (for purposes of this paragraph, the term “Lender” shall include the directors, officers, partners, employees and agents of Lender and any persons or entities owned or controlled by, owning or controlling, or under common control or affiliated with Lender) from and against, and reimburse Lender for, all documented claims, demands, liabilities, losses, damages, causes of action, judgments, penalties, costs and expenses (including, without limitation, reasonable attorneys' fees) actually incurred under the Leases by reason of this instrument or the exercise of rights or remedies hereunder, or which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases, including specifically any obligation or responsibility for any security deposits or other deposits delivered to Borrower by any lessee under any Lease and not assigned and delivered to Lender, in each case arising prior to the date Lender acquires title to the Trust Property by foreclosure or deed-in-lieu of foreclosure. THE RELEASES AND INDEMNITIES CONTAINED IN THIS PARAGRAPH SHALL INCLUDE CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES) RESULTING FROM THE NEGLIGENCE OF LENDER OR ANY STRICT LIABILITY, BUT NOT THE GROSS NEGLIGENCE, FRAUD, ILLEGAL ACTS OR WILLFUL MISCONDUCT OF LENDER. The foregoing releases and indemnities shall not terminate upon release or other termination of the assignment pursuant to this paragraph. Any amount to be paid under this paragraph by Borrower to Lender shall be a demand obligation owing by Borrower to Lender, shall bear interest from the date such amount becomes due until paid at the Default Rate stated in the Note, and shall be secured by this Assignment and by any other instrument securing the Note.

This Assignment shall not operate to place responsibility upon Lender for the control, care, management or repair of the Trust Property, nor for the carrying out of any of the terms and conditions of the Leases; nor shall it operate to make Lender responsible or liable for any waste committed on the Trust Property by the Lessees or by any other parties or for any dangerous or defective condition of the Trust Property, or for any negligence in the management, upkeep, repair or control of the Trust Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Lender shall not be deemed to be a partner of, or a joint venturer with, Borrower with respect to the Trust Property or to be a participant of any kind in the management or operation of the Trust Property. Neither this Assignment, nor the exercise by Lender of its rights hereunder, shall be deemed to constitute Lender a mortgagee in possession of the Trust Property, unless Lender elects in writing to be so constituted.

9.

The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective heirs, executors, administrators, personal representatives, legal representatives, successors and assigns of the Borrower and the Lender (subject to any limitations on assignment set forth herein, in the Note, in the Deed of Trust, in the Loan Agreement or in any Other Security Instrument); provided, however, that nothing in this section is intended to be or shall be construed as a waiver of the rights of the Lender under Article II of the Deed of Trust.

10.

This Assignment is primary in nature to the obligation evidenced and secured by the Note and the Deed of Trust and is given in addition to the Deed of Trust, and not as part of the Deed of Trust. All rights and remedies herein conferred may be exercised whether or not foreclosure proceedings are pending under the Deed of Trust and, to the extent permitted by applicable law, during any statutory period of redemption. The Lender shall not be required to resort first to this Assignment or of the Deed of Trust before resorting to the other, and the Lender may exercise its rights and remedies hereunder and under the Deed of Trust concurrently or independently and in any order of preference, all rights and remedies of the Lender set forth herein, in the Note, in the Deed of Trust, in the Loan Agreement or in any Other Security Instruments, at law, in equity, under statute and by contract being cumulative. No failure by the Lender to avail itself of any of the terms, covenants or conditions of this Assignment for any period of time shall be deemed to constitute a waiver thereof. The Lender shall have the right to assign the Borrower's rights, title and interests in, to and under any Leases and in and to the Rentals to any other or subsequent holder of the Note or any participant therein, or to any person, party or entity which acquires title to the Trust Property through foreclosure or otherwise, and any such assignees shall have all of the rights, remedies and powers provided to the Lender herein. All words and phrases used herein shall be construed to include the singular or plural number and the masculine, feminine or neuter gender, as may be appropriate under the circumstances.

11.

Notwithstanding (a) the fact that any Lease or the leasehold estate created thereby may be held, directly or indirectly, by or for the account of any person or entity which shall have an interest in the fee estate of the Trust Property, (b) the operation of law or (c) any other event, the Lessee's leasehold estate under such Lease shall not merge into the fee estate and the lessee shall remain obligated under such lease as assigned by this Assignment.

12.

All notices, demands or documents which are required or permitted to be given or served hereunder shall be in writing, and shall be deemed given or served when personally delivered or when deposited in the U.S. Mail, registered or certified mail, return receipt requested, postage prepaid, or deposited with Federal Express, DHL or another reputable overnight courier, addressed as follows:

If to the Borrower:

PDEX Franklin LLC c/o Pro-Dex, Inc.

2361 McGaw Avenue

Irvine, CA 92614

Attention:  Alisha K. Charlton

With a copy to:

___________________________

If to Lender:

Minnesota Bank & Trust

7701 France Avenue South, Suite 110

Edina, MN 55435

Attention:  Mr. Eric P. Gundersen, SVP

With a copy to:

Fabyanske, Westra, Hart & Thomson, P.A.

333 South Seventh Street Suite 2600

Minneapolis, Minnesota 55402

Attention:  Frederick H. Ladner, Esq.

Each party hereto may change its above-stated address from time to time by serving written notice of the change upon the other party hereto as above provided at least ten (10) days prior to the effective date of said change.

12.

THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW RULES AND PRINCIPLES OF SUCH STATE.

13.

THE BORROWER AND THE LENDER EACH HEREBY WAIVE ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION RELATING TO OR ARISING FROM THIS ASSIGNMENT, THE LOAN AGREEMENT AND/OR THE LOAN DOCUMENTS. AT THE OPTION OF THE LENDER, THIS ASSIGNMENT, THE LOAN AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS MAY BE ENFORCED IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT IN WHICH THE

TRUST PROPERTY IS LOCATED OR IN MINNEAPOLIS, MINNESOTA OR THE STATE COURT SITTING IN THE COUNTY IN WHICH THE TRUST PROPERTY IS LOCATED OR IN HENNEPIN COUNTY, MINNESOTA; THE BORROWER AND THE LENDER CONSENT TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT PROPER OR CONVENIENT OR THAT VENUE IN SUCH FORUMS IS NOT PROPER OR THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS ASSIGNMENT, THE LENDER, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH  TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE, BUT ANY APPLICABLE STATUTE OF LIMITATIONS SHALL CONTINUE TO BE TOLLED FOR A PERIOD OF SIX (6) MONTHS AFTER SUCH DISMISSAL.

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Exhibit A

LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF TUSTIN, IN THE COUNTY OF ORANGE, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL A:

LOT 38 OF TRACT NO. 8590, IN THE CITY OF TUSTIN, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP RECORDED IN BOOK 346, PAGES 19 THROUGH 24, INCLUSIVE OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA.

EXCEPTING THEREFROM THE LAND, ALL OIL, OIL RIGHTS,  MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOW, GEOTHERMAL STEAM, AND ALL PRODUCTS DERIVED FORM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE LAND, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR, AND STORING IN AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THE LAND, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND, AS RESERVED BY THE IRVINE COMPANY IN THE DEED RECORDED FEBRUARY 26,1976 IN BOOK 11656, PAGE 1935 OF OFFICIAL RECORDS.

APN: 432-472-21

PARCEL B:

EASEMENTS FOR VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS, DRIVEWAY AND PARKING PURPOSES AS DESCRIBED AND SET FORTH IN THAT CERTAIN DECLARATION OF ESTABLISHMENT OF EASEMENTS RECORDED NOVEMBER 30, 1990 AS INSTRUMENT NO. 90-632492, AS AMENDED BY THAT CERTAIN AMENDMENT TO DECLARATION OF ESTABLISHMENT OF EASEMENTS RECORDED NOVEMBER 12, 1998 AS INSTRUMENT NO. 19980767973, BOTH OF OFFICIAL RECORDS.

APN: 432-472-21